UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	August 26, 2005

THE PROCTER & GAMBLE COMPANY

(Exact name of registrant as specified in its charter)

Ohio	1-434	31-0411980

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (513) 983-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

7.01 Regulation FD Disclosure
     On August 26, 2005 the Federal Trade Commission (“FTC”) granted early termination of the Hart-Scott-Rodino waiting period for the proposed acquisition by The Procter & Gamble Company (“P&G”) of up to $500,000,000 of voting securities of The Gillette Company (“Gillette”). This early termination is separate from the FTC approval which is required to close the merger between P&G and Gillette. That merger is still under FTC review and P&G expects it will be completed in the Fall. P&G is furnishing this 8-K pursuant to Item 7.01 “Regulation FD Disclosure”.
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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

BY:	/S/ STEVEN W. JEMISON

Steven W. Jemison, Secretary and Associate General Counsel
August 29, 2005